UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2014

(Exact name of registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2014, the Board of Directors of The Coca-Cola Company (the “Company”), elected Kathy N. Waller, age 55, Executive Vice President and Chief Financial Officer of the Company. As previously reported, Ms. Waller succeeds Gary Fayard, who will be retiring from the Company in May 2014. Ms. Waller joined the Company in 1987 as a senior accountant and has served in a number of accounting and finance roles of increasing responsibility.  From 2004 to 2009, Ms. Waller was Vice President and Chief of Internal Audit. In 2009, Ms. Waller was named Vice President and Controller, a role that was expanded in 2013 to Vice President, Finance and Controller, adding global accountability for Corporate Treasury, Corporate Tax and Finance Capabilities.

In addition, on April 24, 2014, the Board of Directors of the Company elected Larry Mark, age 52, Vice President and Controller.  Mr. Mark joined the Company in 1991 in the corporate audit department and has served in a number of accounting and finance roles of increasing responsibility. From 2007 to 2010, Mr. Mark served as chief financial officer of the Europe Group.  From 2010 to 2013, Mr. Mark was chief financial officer of Coca-Cola North America.  In 2013, Mr. Mark was appointed Deputy Controller.

On April 24, 2014, the Company provided letters to each of Ms. Waller and Mr. Mark (the “Letters”) to confirm their new positions and primary compensation elements.  Pursuant to the Letters, new base salaries were effective as of the date of appointment and the executives will continue to be eligible to participate in the Company’s Performance Incentive Plan and Long-Term Incentive program and will continue to be subject to the Company’s share ownership guidelines.  Details regarding base salary determinations, the Performance Incentive Plan and the Long-Term Incentive program are included in the Compensation Discussion and Analysis section of the Company’s definitive proxy statement for the 2014 Annual Meeting of Shareowners filed with the Securities and Exchange Commission on March 7, 2014 (the “2014 Proxy Statement”).

The foregoing description of the Letters for Ms. Waller and Mr. Mark is qualified in its entirety by the applicable Letter, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. The Company’s April 24, 2014 press release announcing the appointment of Ms. Waller and Mr. Mark, and certain other matters, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

10.1                        Letter, dated April 24, 2014, from the Company to Kathy N. Waller

10.2                        Letter, dated April 24, 2014, from the Company to Larry M. Mark

99.1                        Press Release of The Coca-Cola Company, dated April 24, 2014, regarding officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: April 25, 2014	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President, General Counsel and Chief Legal Counsel